UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 21, 2007
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	38-0572515
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01 Other Events
Signature
Exhibit Index
Exhibit 99.1 U.S. Sales & Marketing Update Presentation
U.S. Sales & Marketing Update

ITEM 8.01. OTHER EVENTS
On Thursday, June 21, 2007, a presentation on General Motors Corporation (GM)  U.S. Sales & Marketing Update was presented to the media by Mark LaNeve and Paul Ballew.

Exhibit	Description	Method of Filing
99.1	U.S. Sales & Marketing Update	Filed herewith
# # #
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION

(Registrant)

Date: June 21, 2007	By:	/s/ NICK S. CYPRUS

(Nick S. Cyprus
Controller and Chief Accounting Officer)

Exhibit Index

Exhibit	Description	Method of Filing
99.1	U.S. Sales & Marketing Update	Filed herewith